Exhibit 99.1

TerreStar

Mobile Communications. Redefined.

011
100
1

April 2009

Safe Harbor
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995:
This presentation includes “forward looking statements.” All statements other than statements of historical facts included in this presentation regarding the prospects of our industry and our prospects, plans, financial position and business strategy, may constitute forward looking statements. These statements are based on the beliefs and assumptions of our management and on the information currently available to our management at the time of such statements. Forward looking statements generally can be identified by the words “believes,” “expects,” “anticipates,”
“intends,” “plans,” “estimates” or similar expressions that indicate future events and trends.
Although we believe that the expectations reflected in these forward-looking statements are reasonable, these expectations may not prove to be correct. Important factors that could cause actual results to differ materially from our expectations are disclosed in our filings with the United
States Securities and Exchange Commission (“SEC”). All subsequent written and oral forward-
looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements included our SEC filings. Factors, risks and uncertainties that could cause actual outcomes and results to be materially different from those projected include, but are not limited to, our ability to obtain financing, obtain and maintain regulatory approvals, generate sufficient cash flows, develop our universal chipset architecture, achieve market acceptance for our services, develop our network and generate technological innovations.
The forward-looking statements in this presentation are made only as of the date of this presentation.
We undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

Satellite Update
Satellite Pre-Shipment Review
 Successfully completed on April 8, 2009
Hardware Testing
 Reflector
 – Completed and scheduled to ship to SS/L for final integration on satellite April 17, 2009
 Feed Array
 – Successfully completed all high power operational tests
 Oscillators
 – Successfully completed Thermal Vacuum testing
 – Successfully completed Compact Antenna Test Range testing
 – More than 1600 hours of trouble-free operational time
 – Successfully completed specialized testing designed to
 prevent failures observed in other programs

Vol 164 ARIANE 5 - XTAR-EUR - SLOSHSAT - MAGSAT

TerreStar

Launch Update
TS-1 Launch on Ariane 5ECA
 – Launch Vehicle integration underway in French Guiana
Launch Date Change
 – Launch Preceding TS-1 Postponed by ESA
 • Herschel-Planck Mission Delayed
 – Arianespace provided new TS-1 launch date
 • June 24, 2009
 – Satellite Ship Date
 •  May 14, 2009

Insurance Update
Launch and In-Orbit Coverage
 – $200M includes launch and one year in-orbit
 – $50M of the $200M includes coverage for
 ground based beam forming
Total Premium
 – $28.1 million

Handset Update
Reference Design for TerreStar by EB
• Customizable
 – Components usable by any ODM
• User Interface
 – Windows Mobile Professional
 – Touch Screen
 – QWERTY Keyboard
• Terrestrial
 – Dual-band WCDMA (850 and 1900)
 – Quad-band GSM/EGPRS (850,900,1800,1900)
 – Wi-Fi
 – Bluetooth
• Satellite
 – 2.x GHz GMR-3G
 – No External Antenna
• Form Factor - Conventional Size & Weight
 – 4.2” x 2.5” x 0.8”
 – 5.2 ounces (with battery)

Next Generation Chipsets
GSM/HSPA/LTE/GMR-3G
• Infineon Chipset
 – Software Defined Radio
 • Programmable protocols
 • Support for all major
 frequency bands
 – High volume / Low cost
 chips
 – Lower power
 consumption
• Hughes Network
 Systems Satellite Base
 Stations
 – Native support for GMR3-
 G Satellite Protocol
CDMA/HRPD(EVDO)HSPA+/LTE/sHR
PD
• Qualcomm Chipset
 – sHRPD Satellite Protocol in
 future chips
 • Significant downstream
 channels
 – High volume / Low cost chips
 – Universal - 3GPP, 3GPP2,
 CDMA
• Alcatel-Lucent Satellite Base
 Stations
 – Leverage Commercial Base
 Stations
 • Higher Volumes